UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2020

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2020, Adient plc (“Adient”), Yanfeng Automotive Trim Systems Company Ltd. (“Yanfeng”), Adient Yanfeng Seating Mechanisms Co., Ltd. (“AYM”), a joint venture owned, directly or indirectly, by Yanfeng (50%) and Adient (50%), Yanfeng Adient Seating Co., Ltd. (“YFAS”), a joint venture owned, directly or indirectly, by Yanfeng (50.1%) and Adient (49.9%) and Yanfeng Global Automotive Interior Systems Co., Ltd. (“YFAI”), a joint venture owned, directly or indirectly, by Yanfeng (70%) and Adient (30%), entered into a Master Agreement (the “Agreement”), pursuant to which the parties have agreed, among other things, that:

a)	Adient will transfer all of the issued and outstanding equity interest in YFAI held, directly or indirectly, by Adient, which represents 30% of YFAI’s total issued and outstanding equity interest, to Yanfeng for US$379,000,000 (the “YFAI Acquisition”);

b)	Adient and Yanfeng will amend the YFAS Joint Venture Contract, dated as of October 22, 1997, as amended, and the Articles of Association of YFAS, dated as of October 22, 1997, as amended, in each case in order to extend the term of the YFAS joint venture until December 31, 2038 (collectively, the “YFAS Extension”);

c)	Adient will transfer all patents, trademarks and copyrights, know-how, trade secrets and other intellectual property rights owned by Adient (or certain of its subsidiaries) and used exclusively in the conduct of Adient’s mechanism business as of the date of such transfer (the “Transferred IP”) to AYM for US$20,000,000, and in connection with such transfer, (i) AYM will grant back to Adient a sole license with respect to the Transferred IP on a worldwide and royalty-free basis, (ii) Adient will grant AYM a worldwide and royalty-free license with respect to certain intellectual property rights owned by Adient (or certain of its subsidiaries) and used on a non-exclusive basis in the conduct of Adient’s mechanism business, and (iii) Adient and AYM will license to each other certain intellectual property improvements relating to the mechanism business (collectively, the “Mechanism IP Transactions”); and

d)	Adient and Yanfeng will amend the AYM Equity Joint Venture Contract, dated as of September 9, 2013, as amended, and the Articles of Association of AYM, dated as of September 9, 2013, as amended to, among other things, (i) make certain governance changes such that Yanfeng may consolidate the results of AYM for financial reporting and accounting purposes, and (ii) expand AYM’s business and customer scope such that it may carry out its seating mechanism business anywhere in and outside of the People’s Republic of China (collectively, the “AYM Amendments” and together with the YFAI Acquisition, YFAS Extension and Mechanism IP Transactions, the “Transactions”), in each case, on the terms and subject to the conditions set forth in the Agreement and the relevant definitive agreements to be entered into in connection therewith.

The Transactions are cross-conditioned on each other and closing (including the effectiveness of the YFAS Extension and the AYM Amendments) is subject to regulatory approvals, including the State Administration for Market Regulation in the People’s Republic of China, and other customary closing conditions. Adient expects the Transactions to be completed within its 2020 fiscal year.

Proceeds from the Transactions are expected to be used by Adient to pre-pay a portion of the company’s debt and for general corporate purposes.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Amendment to the Joint Venture Contract of YFAS reflecting the YFAS Extension, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding the outcome, benefits and synergies of the transactions described herein or Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the impact of tax reform legislation through the Tax Cuts and Jobs Act, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the ability of Adient to execute its Seat Structures & Mechanisms turnaround plan, the ability of Adient to identify, recruit and retain key leadership, the ability of Adient to meet debt service requirements, the ability and terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2019 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Item 9.01.	Entry into a Material Definitive Agreement.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*

Master Agreement, dated as of January 31, 2020, by and among Adient plc, Yanfeng Automotive Trim Systems Company Ltd., Adient Yanfeng Seating Mechanisms Co., Ltd., Yanfeng Adient Seating Co., Ltd. and Yanfeng Global Automotive Interior Systems Co., Ltd.

10.2

Amendment to the Joint Venture Contract of Yanfeng Adient Seating Co., Ltd. (effective upon the satisfaction of the relevant conditions set forth in the Master Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K).

99.1	Press Release of Adient plc dated January 31, 2020.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Adient plc may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: January 31, 2020	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary

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